Summary Prospectus April 1, 2018 (as revised April 20, 2018) American Century Investments® Multi-Asset Income Fund
Investor Class: AMJVX I Class: AMJIX	Y Class: AMJYX A Class: AMJAX	C Class: AMJCX R Class: AMJWX	R5 Class: AMJGX R6 Class: AMJRX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated April 1, 2018 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated November 30, 2017. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks income. Long-term capital appreciation is a secondary objective.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 18 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I1	Y	A	C	R	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None²	1.00%	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee	0.90%	0.70%	0.55%	0.90%	0.90%	0.90%	0.70%	0.55%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.31%	1.11%	0.96%	1.56%	2.31%	1.81%	1.11%	0.96%
Fee Waiver[3,4]	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses After Fee Waiver	0.90%	0.70%	0.55%	1.15%	1.90%	1.40%	0.70%	0.55%

[1]	Prior to April 10, 2017, this class was referred to as the Institutional Class.

[2]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[3]
The advisor will waive a portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century funds. This waiver is expected to remain in effect permanently, and it cannot be terminated without the approval of the Board of Directors.

[4]
The advisor also agreed to waive an additional 0.07 percentage points of the fund’s management fee. The advisor expects this fee waiver to continue until April 19, 2019 and cannot terminate it without the approval of the Board of Directors.

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. You may be required to pay brokerage commissions on your purchases of Investor, I or Y Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$92	$303	$530	$1,183
I Class	$72	$239	$422	$948
Y Class	$56	$192	$339	$768
A Class	$686	$934	$1,201	$1,961
C Class	$193	$613	$1,057	$2,287
R Class	$143	$459	$797	$1,750
R5 Class	$72	$239	$422	$948
R6 Class	$56	$192	$339	$768
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 209% of the average value of its portfolio.
Principal Investment Strategies
The fund’s asset allocation strategy diversifies investments directly or indirectly among a broad range of U.S. and foreign income-oriented equity and fixed-income securities. The fund generally seeks diversification across markets, industries, and issuers to reduce volatility.
While the fund is not required to allocate its assets in any fixed proportion, over the long term, the fund’s equity allocations are expected to range from approximately 20% to 80% of the fund’s assets, and the fund’s fixed-income (including cash and cash equivalents) allocations are expected to range from approximately 20% to 80% of the fund’s assets. To gain exposure to investment disciplines and categories, the fund may invest in varying combinations of other American Century funds (affiliated funds), unaffiliated funds, equity and debt securities, and certain derivative instruments. With respect to both equity and fixed-income allocations, the fund may invest in affiliated and unaffiliated funds (acquired funds) to an unlimited extent.
The equity portion of the fund provides broad exposure to income-oriented equity securities and equity-equivalent securities, including securities convertible into common stock. The portfolio managers look for equity securities of companies of all sizes with a favorable income-paying history that have prospects for income payments to continue or increase. To select stocks for purchase, the portfolio managers draw on fundamental value research and analysis as well as quantitative management techniques. The fund may invest in master limited partnerships and may also invest, directly or indirectly, in companies engaged in the utilities industry and real estate industry (including investment in real estate investment trusts).
The fixed-income portion of the fund represents a diverse range of debt securities that vary by issuer type (corporate and government), credit quality (investment-grade and high-yield) and that are payable in U.S. and foreign currencies. High-yield securities, which are also known as “junk bonds,” are those that have been rated by an independent rating agency below the highest four categories or determined by the advisor to be of similar quality. The fixed-income portion of the fund is expected to include corporate bonds and notes, government securities, bank loans, securities backed by mortgages or other assets and collateralized debt obligations (including collateralized loan obligations). The fund may also invest a portion of its assets in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities, which may or may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. The fixed-income portion of the fund has no average maturity limitations, but typically invests in intermediate-term and long-term debt securities.
The fund’s foreign investments may include securities of issuers located in developed and emerging market countries, as well as foreign currencies.

The fund invests in derivative instruments, including foreign currency exchange contracts, in order to shift its investment exposure from one currency into another, for hedging purposes or to enhance income or returns.
Securities may be sold when the portfolio managers believe they no longer represent attractive investment opportunities.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
Principal Risks

•
Allocation Risk — The fund’s ability to achieve its investment objective depends in part on the managers’ skill in determining the fund’s asset class allocations and in selecting and weighting investments within each class. The managers’ evaluations and assumptions regarding asset classes and investments may differ from actual market conditions.

•	Fund of Funds Risks — The fund’s performance and risks also reflect the performance and risks of the underlying funds in which it invests, including American Century Investments funds.

•
Style Risk — The fund employs a mix of investment styles, each of which has risks associated with it. If at any time the market is not favoring the fund’s investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles. Value stocks may continue to be undervalued by the market for long periods of time.

•
Investment Process Risk — Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers' judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.

•
Equity Income Securities Risk — The income received by the fund will fluctuate based on the amount of dividends issuers elect to pay. There is no guarantee the fund will be able to identify dividend-paying stocks or that the issuers of such securities will declare dividends in the future or have sufficient income to pay regular dividends.

•
Convertible Securities Risk — The fund may invest in convertible securities, which may be affected by changes in interest rates, the credit of the issuer and the value of the underlying common stock. In addition, because these securities are convertible into common stock, they are subject to general stock market risk, though to a lesser degree.

•
Utilities Investing Risk — Investments in the utilities industry may at times be limited to a relatively small number of securities. To the extent the fund invests in utilities securities, it may, therefore, be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. Utilities industry companies are subject to various industry-specific risks.

•
Real Estate Investing Risk — The fund’s real estate investments may subject the fund to risks similar to those associated with direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters.

•
Master Limited Partnerships Risk — The value of master limited partnerships (MLP) units listed and traded on U.S. securities exchanges may fluctuate based on prevailing market conditions and the success of the MLP. Investments in MLP units present additional risks than investments in common stock and special tax risks.

•
Credit Risk — Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

•
High Yield Risk — Issuers of high-yield securities (junk bonds) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

•	Counterparty Risk — If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties.

•
Interest Rate Risk — Investments in debt securities are sensitive to interest rate changes. Generally, when interest rates rise, the value of debt securities and the funds that hold them will decline. A period of rising interest rates may negatively affect the fund’s performance. The fund will also be exposed to interest rate risk outside of the U.S. where interest rate trends may differ.

•
Liquidity Risk — The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. The market for lower-quality debt securities is generally less liquid than the market for higher-quality securities. Changing regulatory and market conditions, including increases in interest rates and credit spreads, may adversely affect the liquidity of the fund’s investments.

•
Prepayment Risk — The fund may invest in debt securities backed by mortgages or other assets. If these underlying assets are prepaid, the fund may benefit less from declining interest rates than funds of similar maturity that invest less heavily in mortgage- and asset-backed securities.

•
Foreign Securities Risk — The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result, the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•
Currency Risk — The fund is subject to the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund’s holdings may be significant depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Currency trends are unpredictable, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed.

•
Emerging Market Risk — Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

•
Derivative Risk — The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the fund may not correlate with the value of the underlying instrument or the fund’s other investments.

•
Forward Foreign Currency Contract Risk — The fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings.

•
Bank Loan Risk — The market for bank loans may not be highly liquid and the fund may have difficulty selling them. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.

•
Collateralized Debt Obligations/Collateralized Loan Obligation Risk — Collateralized debt obligations and collateralized loan obligations (CLOs) are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the securities it owns and other factors generally affecting the securities market.

•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.

•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
The blended index is considered the benchmark for Multi-Asset Income. It combines widely known indices. The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index represents 40%, the Russell 3000 Value Index represents 30%, the Bloomberg Barclays U.S. Aggregate Bond Index represents 20% and the MSCI ACWI ex-U.S. Value Index represents 10% of the blended index.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (2Q 2016): 4.53%    Lowest Performance Quarter (3Q 2015): -4.54%

Average Annual Total Returns For the calendar year ended December 31, 2017	1 year	Since Inception	Inception Date
Investor Class Return Before Taxes	9.94%	5.65%	12/01/2014
Return After Taxes on Distributions	8.00%	3.79%	12/01/2014
Return After Taxes on Distributions and Sale of Fund Shares	5.85%	3.60%	12/01/2014
I Class Return Before Taxes	10.15%	5.86%	12/01/2014
Y Class[1] Return Before Taxes	10.40%	6.05%	04/10/2017
A Class Return Before Taxes	3.40%	3.39%	12/01/2014
C Class Return Before Taxes	8.86%	4.61%	12/01/2014
R Class Return Before Taxes	9.40%	5.13%	12/01/2014
R5 Class[2] Return Before Taxes	10.24%	5.89%	04/10/2017
R6 Class Return Before Taxes	10.31%	6.02%	12/01/2014
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes)	7.50%	5.92%	12/01/2014
Russell 3000 Value Index (reflects no deductions for fees, expenses or taxes)	13.19%	8.92%	12/01/2014
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.24%	12/01/2014
MSCI ACWI ex-U.S. Value Index (reflects no deductions for fees, expenses or taxes)	22.66%	5.05%	12/01/2014
Blended Index (reflects no deductions for fees, expenses or taxes)	9.86%	6.12%	12/01/2014

[1]
Historical performance for the Y Class prior to its inception is based on the performance of R6 Class shares, which have the same expenses as the Y Class shares. Since inception performance for the Y Class is based on the R6 Class inception date.

[2]
Historical performance for the R5 Class prior to its inception is based on the performance of I Class shares, which have the same expenses as the R5 Class shares. Since inception performance for the R5 Class is based on the I Class inception date.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Richard Weiss, Chief Investment Officer - Multi-Asset Strategies, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2014.
Radu Gabudean, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2014.
Vidya Rajappa, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2018.
Scott Wilson, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2014.
John Donner, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2012.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for the I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for Y, R5 or R6 Class shares.
For the Investor, A, C, R, R5 and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Employer-sponsored retirement plans are not eligible to invest in the I or Y Class.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the Y and R6 Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2018 American Century Proprietary Holdings, Inc. All rights reserved.
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